Exhibit 99.1

First Watch Restaurant Group, Inc. Announces Closing of Initial Public Offering

and Full Exercise of Underwriters’ Option to Purchase Additional Shares

BRADENTON, Fla., Oct. 05, 2021 — First Watch Restaurant Group, Inc. (“First Watch” or the “Company”) (Nasdaq: FWRG), the Daytime Dining concept serving breakfast, brunch and lunch, today announced the closing of its initial public offering of 10,877,850 shares of its common stock including the full exercise by the underwriters of their option to purchase an additional 1,418,850 shares of common stock at the initial public offering price of $18.00 per share, less underwriting discounts and commissions. Gross proceeds from the offering were approximately $195.8 million, before underwriting discounts and commissions and estimated offering expenses. The common stock began trading on the Nasdaq Global Select Market on October 1, 2021.

BofA Securities, Goldman Sachs & Co. LLC and Jefferies LLC acted as lead book-running managers for the offering. Barclays Capital Inc., Citigroup Global Markets Inc., Piper Sandler & Co., Cowen and Company, LLC, Guggenheim Securities, LLC and Stifel, Nicolaus & Company, Incorporated acted as book-running managers for the offering. Telsey Advisory Group LLC acted as co-manager for the offering.

The offering was made only by means of a prospectus. Copies of the final prospectus may be obtained from the Securities and Exchange Commission (the “SEC”) at www.sec.gov, and may be obtained from the following:

•	BofA Securities, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC 28255-0001, Attention: Prospectus Department, or by email at dg.prospectus_requests@bofa.com.

•	Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, New York 10282, or by email at prospectus-ny@ny.email.gs.com or by telephone at 1-866-471-2526.

•

Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, 2nd Floor, New York, NY 10022, or by email at prospectus_department@Jefferies.com or by telephone at 1-877-821-7388.

A registration statement on Form S-1 relating to the securities being sold in the initial public offering was declared effective by the SEC on September 30, 2021. This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About First Watch

First Watch is an award-winning Daytime Dining restaurant concept serving made-to-order breakfast, brunch and lunch using fresh ingredients. First Watch offers traditional favorites, such as pancakes, omelets, sandwiches and salads, alongside specialty items like the Quinoa Power Bowl®, Avocado Toast and the Chickichanga. There are more than 420 First Watch restaurants in 28 states, and the restaurant concept is majority owned by Advent International, one of the world’s largest private-equity firms.

Forward Looking Statements

This press release contains forward-looking statements, including, without limitation, statements concerning the conditions of our industry and our operations, performance and financial condition, including in particular, statements relating to our business, growth strategies, product development efforts and future expenses. All statements regarding First Watch other than statements of historical fact or relating to present facts or current conditions included in this press release are forward-looking statements. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements we make regarding the outlook for our future business and financial performance.

Forward-looking statements in this press release are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following: adverse effects of the COVID-19 pandemic or other infectious diseases; our vulnerability to changes in economic conditions and consumer preferences; our inability to successfully open new restaurants or establish new markets; our inability to effectively manage our growth; potential negative impacts on sales at our and our franchisees’ restaurants as a result of our opening new restaurants; a decline in visitors to any of the retail centers, lifestyle centers, or entertainment centers where our restaurants are located; lower than expected same-restaurant sales growth; unsuccessful marketing programs and limited time new offerings; changes in the cost of food; unprofitability or closure of new restaurants or lower than previously experienced performance in existing restaurants; our inability to compete effectively for customers; unsuccessful financial performance of our franchisees; our limited control over our franchisees’ operations; our inability to maintain good relationships with our franchisees; conflicts of interest with our franchisees; the geographic concentration of our system-wide restaurant base in the southeast portion of the United States; damage to our reputation and negative publicity; our inability or failure to recognize, respond to and effectively manage the accelerated impact of social media; our limited number of suppliers and distributors for several of our frequently used ingredients; information technology system failures or breaches of our network security; our failure to comply with federal and state laws and regulations relating to privacy, data protection, advertising and consumer protection, or the expansion of current or the enactment of new laws or regulations relating to privacy, data protection, advertising and consumer protection; our potential liability with our gift cards under the property laws of some states; our failure to enforce and maintain our trademarks and protect our other intellectual property; litigation with respect to intellectual property assets; our dependence on our executive officers and certain other key employees; our inability to identify qualified individuals for our workforce; our failure to obtain or to properly verify the employment eligibility of our employees; our failure to maintain our corporate culture as we grow; unionization activities among our employees; employment and labor law proceedings; labor shortages or increased labor costs or health care costs; risks associated with leasing property subject to long-term and non-cancelable leases; risks related to our sale of alcoholic beverages; costly and complex compliance with federal, state and local laws; changes in accounting principles applicable to us; our vulnerability to natural disasters, unusual weather conditions, pandemic outbreaks, political events, war and terrorism; our inability to secure additional capital to support business growth; our level of indebtedness; failure to comply with covenants under our credit facility; and the interests of our majority stockholder may differ from those of public stockholders. Additional factors or events that could cause our actual performance to differ from these forward-looking statements may emerge from time to time, and it is not possible for us to predict all of them. These factors include but are not limited to those described under “Risk Factors” in First Watch’s registration statement relating to the offering. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, our actual financial condition, results of operations, future performance and business may vary in material respects from the performance projected in these forward-looking statements.

Any forward-looking statement made by us in this press release speaks only as of the date on which it is made. First Watch undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. The underwriters and their affiliates (collectively, the “Underwriters”) have not conducted any investigation with respect to the information in this press release, and the Underwriters and First Watch expressly disclaim any and all liability for representations, expressed or implied, contained in, or for omissions from, this press release or any other written or oral communication transmitted to any interested party in the course of its evaluation of First Watch. Only those particular representations and warranties that may be made by First Watch in a definitive written agreement, when and if one is executed, and subject to such limitations and restrictions as may be specified in such agreement, shall have any legal effect. Certain information contained in this press release has been obtained from sources outside of First Watch. While such information is believed to be reliable for the purposes used herein, neither First Watch nor any of its affiliates, directors, officers, members, employees, agents or advisors assume any responsibility for the accuracy of such information.

Investor Relations Contact:

Raphael Gross

203.682.8253

investors@firstwatch.com

Media Relations Contact:

FirstWatch@icrinc.com

###